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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------

                                    FORM 8-K
                                ---------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                        MARCH 29, 2007 (MARCH 23, 2007)
                                ---------------

                           ASI TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                                ---------------

          NEVADA                                                  88-0105586
(State or Other Jurisdiction                                    (IRS Employer
     of Incorporation)                                       Identification No.)

                                     0-6428
                            (Commission File Number)

980 AMERICAN PACIFIC DRIVE, #111, HENDERSON, NV                     89014
   (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 734-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Note Proceeds from Related Party
--------------------------------
On March 23, 2007 in the normal course of our specialty finance business we made a short-term purchase order and working capital financing loan in the amount of $750,000 ("New Note") to e.Digital Corporation ("e.Digital") through our wholly-owned subsidiary, ASI Capital Corporation. The obligation is documented by an 18% secured promissory note with interest payable monthly for any full or partial month the principal is outstanding and is secured pursuant to a security agreement providing a security interest in substantially all of e.Digital's assets. The note is due the earlier of September 23, 2007 or within two business days of receipt by the Company of final payments from certain purchase orders, contains no prepayment fee and provides customary late payment penalties and default provisions. We also received a $15,000 finance charge paid in 73,385 restricted shares of e.Digital's common stock with no registration rights. No finder's fees or other commissions or fees were incurred in connection with the financing.

Our Chairman and President and greater than 10% shareholder, Jerry E. Polis, is a 4.9% shareholder of e.Digital and is also a debtor, through an entity controlled by him, of e.Digital pursuant to an unrelated convertible term note in the principal of amount of $961,955. None of the proceeds of the New Note are being applied by e.Digital to pay the term note. Mr. Polis is not an officer or director of e.Digital and the financing described above was negotiated in the normal course of both companies business by unaffiliated persons. We do not consider e.Digital as a related party.

Also on March 23, 2007 we issued two promissory notes for $125,000 each for aggregate cash of $250,000 with proceeds applied to towards the loan described above. These two notes payable were issued to two shareholders of our Company ("Purchasers"). The notes bear interest at 18% per annum and are due September 23, 2007.

One Purchaser shareholder was Sunrise Management, Inc. Profit Sharing Plan and James Barnes is Trustee. Mr. Barnes is not an officer or director of our Company but at the time of the purchase was the beneficial owner of approximately 6% of our common stock. The other Purchaser shareholder owned less than 5% of our common stock. The note to Sunrise is attached as Exhibit 99.2 and incorporated herein by reference. The description set forth herein does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Purchase of Note from Related Party
-----------------------------------
Effective on March 28, 2007 the Company's wholly owned subsidiary, ASI Capital Corporation, purchased a 15% Note Secured by Deed of Trust payable by an unaffiliated borrower with a stated principal of $760,000 with an original issue date of December 28, 2006 and a due date of December 28, 2007. The note was purchased from Davric Corporation, a company controlled by our President and Director, Jerry E. Polis. The net cash price for the note was $725,800 representing the discounted value of the note computed at the stated rate of 15% per annum and the pro rata share of an initial 3% finance charge. Interest on the note was prepaid by the borrower through June 28, 2007 when monthly interest payments commence at the rate of 15% per annum. The purchase price paid represented the cash advanced under the note by Davric Corporation adjusted only for the pro rata interest and finance charges retained for the term from December 28, 2006 to the purchase date of March 28, 2007.


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The Purchase Agreement, Note Endorsement and Assignment of Deed of Trust
executed by the parties are attached as exhibits 99.3, 99.4 and 99.5, respectively, and are incorporated herein by reference. The description set forth herein does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Sale of Common Stock
--------------------
On March 29, 2007, we entered into a Securities Purchase Agreement with selected investors pursuant to which we issued and sold 3,453,888 shares of our common stock ("Shares") at a purchase price of $0.45 per share for gross proceeds of $1,554,250.

The Shares were offered, issued and sold to sixteen accredited investors for cash. Davric Corporation, a company controlled by Jerry E. Polis, an officer and director of the Company purchased 1,773,888 shares for cash of $798,250. The Eric M. Polis Trust, controlled by Eric M. Polis, an officer and director of the Company, purchased 50,000 shares for cash of $22,500 and John R. Blackmon, President of our wholly owned subsidiary purchased 100,000 shares for cash of $45,000. We paid no placement, commission or underwriter fees in connection with the sale.

We offered and sold the Shares without registration under the Securities Act of 1933 to a limited number of qualified accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D thereunder. The Shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the Shares issued.

The form of the Securities Purchase Agreement was filed as Exhibit 99.1 to our report on Form 8-K dated January 29, 2007 and is incorporated herein by reference. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibit.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As more fully described in Item 1.01 above, on March 23, 2007 the Company became obligated for a short-term obligation in the aggregate amount of $250,000 plus interest payable monthly at 18% per annum until its due date of September 23, 2007.

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On March 29, 2007, we completed a private placement and issued and sold 3,453,888 shares of our common stock for cash proceeds of $1,554,250 to selected accredited investors. For further information about the terms of this financing, please see the disclosure under Item 1.01 above which is incorporated herein by reference. We previously reported on Form 8-Ks dated January 29, 2007, February 27, 2007 and March 13, 2007 the sales of 5,435,000 shares on the same terms for cash proceeds of $2,445,750, therefore the aggregate cash proceeds from the four closings totals $4,000,000 from the sale and issuance of 8,888,888 shares of common stock.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
Number            Description of Exhibit
------            ----------------------

99.1 Form of Securities Purchase Agreement dated January 26, 2007 (each individual agreement differs as to investor, amount and shares purchased). Incorporated by reference to Exhibit 99.1 on Form 8-K dated January 29, 2007.

99.2 Promissory Note payable to Sunrise Management, Inc. Profit Sharing Plan dated March 23, 2007.

99.3 Purchase Agreement By and Between Davric Corporation and ASI Capital Corporation dated effective March 28, 2007.

99.4 Note Endorsement to ASI Capital Corporation by Davric Corporation dated March 27, 2007.

99.5 Assignment of Deed of Trust to ASI Capital Corporation by Davric Corporation dated March 27, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASI TECHNOLOGY CORPORATION

Date:  March 29, 2007                       /s/ JERRY E. POLIS
                                            ------------------
                                            Jerry E. Polis
                                            President